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                                       FORM 8-K

                          SECURITIES AND EXCHANGE COMMISSION

                                Washington, D.C. 20549

                                    CURRENT REPORT

                          Pursuant to Section 13 or 15(d) of
                         The Securities Exchange Act of 1934

           Date of Report (Date of earliest event reported): July 15, 1998


                           TELEPHONE AND DATA SYSTEMS, INC.
                (Exact name of registrant as specified in its charter)


     Delaware               001-14157                 36-2669023
     --------               ---------                 ----------
  (State or other          (Commission              (IRS Employer
  jurisdiction of         File Number)              Identification
  incorporation)                                         No.)


   30 North LaSalle Street, Chicago, Illinois                      60602
   ------------------------------------------                      -----
     (Address of principal executive offices)                    (Zip Code)

Registrant's telephone number, including area code:  (312) 630-1900


                                    Not Applicable
                                    --------------
            (Former name or former address, if changed since last report)


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Item 5.   OTHER EVENTS.

     On July 15, 1998, Telephone and Data Systems, Inc. announced its second quarter financial results.

     This Current Report on Form 8-K is being filed for the purpose of filing the news release issued by the Company relating to such announcement as an exhibit.

Item 7.   FINANCIAL STATEMENTS AND EXHIBITS

     EXHIBITS

     The exhibits accompanying this report are listed in the accompanying
Exhibit Index.





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                                      SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.



Telephone and Data Systems, Inc.
(Registrant)

Date:     July 16, 1998


By:  /s/ GREGORY J. WILKINSON
-----------------------------
Gregory J. Wilkinson
Vice President and Controller
(principal accounting officer)





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                                    EXHIBIT INDEX

Exhibit Number                Description of Exhibit
--------------                ----------------------
     99                       News Release dated July 16, 1998